Towle Deep Value Fund

(Ticker Symbol: TDVFX)

A series of Investment Managers Series Trust

Supplement dated April 3, 2020 to the

Prospectus and Statement of Additional Information,

both dated February 1, 2020, as supplemented,

and the Summary Prospectus dated February 3, 2020 as supplemented.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as April 6, 2020, the Towle Deep Value Fund is publicly offered to new investors.

Please file this Supplement with your records.